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                         Exhibit 99.1


                   Section 906 Certification



                   CERTIFICATION PURSUANT TO
                    18 U.S.C. SECTION 1350,
                     AS ADOPTED PURSUANT TO
          SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

    In connection with the Quarterly Report of Versar, Inc.
(the "Company") on Form 10-Q for the period ending
December 31, 2002 as filed with the Securities and Exchange
Commission on the date hereof (the "Report"), I, Theodore
M. Prociv, Chief Executive Officer and President of the
Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley
Act of 2002, that:

    (1) the Report fully complies with the requirements of
        section 13(a) or 15(d) of the Securities Exchange
	  Act of 1934; and

    (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


        /S/ Theodore M. Prociv
        ------------------------
        Theodore M. Prociv
        President and CEO

February 10, 2003

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